UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2021 (January 1, 2021)

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 1, 2021, 3D Systems, Inc. (the “Seller”), a wholly owned subsidiary of 3D Systems Corporation (the “Company”), completed its sale of 100% of the issued and outstanding equity interests of Cimatron Ltd., the subsidiary that operated the Company’s Cimatron integrated CAD/CAM software for tooling business and its GibbsCAM CNC programming software business (collectively, the “Acquired Business”), to a subsidiary of ST Acquisition Co., an affiliate of Battery Ventures (the “Purchaser”), resulting in purchase price proceeds of approximately $64.2 million, after certain adjustments and excluding $8.85 million of cash amounts transferred to the Purchaser.

On December 31, 2020, the Seller, the Company, as the guarantor of Seller’s obligations, and ST Acquisition Co. entered into the First Amendment to Share Purchase Agreement (the “First Amendment”) to, among other items, provide that the closing of the transaction would be effective on January 1, 2021.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

For more information regarding the sale of the Acquired Business by the Seller to the Purchaser, see the Company’s Current Report on Form 8-K, filed on November 4, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	First Amendment to Share Purchase Agreement, dated December 31, 2020, by and among ST Acquisition Co., 3D Systems, Inc. and 3D Systems Corporation.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: January 4, 2021	By:	/s/ Andrew M. Johnson
(Signature)
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary